Harbor Domestic Equity Funds Supplement to Prospectus dated March 1, 2012

Harbor Large Cap Value Fund

The Board of Trustees of Harbor Funds, on behalf of the Harbor Large Cap Value Fund, appointed Aristotle Capital Management, LLC (“Aristotle”) to serve as the subadviser to the Harbor Large Cap Value Fund effective May 25, 2012. Aristotle replaces Cohen and Steers Investment Management, Inc. as subadviser to the Harbor Large Cap Value Fund.

The appointment of Aristotle as the Fund’s subadviser will not result in any change in the rate of advisory fees payable by the Fund to its adviser, Harbor Capital Advisors, Inc. (“Harbor Capital”). Harbor Capital pays the subadvisory fee to Aristotle from its own assets. The appointment of Aristotle will result in certain changes to the Fund’s investment strategy to reflect Aristotle’s investment approach. The Fund’s investment strategy under Aristotle is set forth below in this Supplement to the Prospectus. Information about Aristotle and the portfolio manager at Aristotle responsible for managing the assets of the Harbor Large Cap Value Fund is also set forth below.

The following replaces the information under the heading “Principal Investment Strategy” beginning on page 10 of the Prospectus:

Principal Style Characteristics: Large cap value stocks

The Fund invests primarily in equity securities, principally common and preferred stocks, of companies with market capitalizations that fall within the range of the Russell 1000® Value Index. As of December 31, 2011, the range of the Index was $36 million to $417.5 billion, but it is expected to change frequently.

The Subadviser employs a fundamental, bottom-up research driven approach to identify companies for investment by the Fund. The Subadviser focuses on those companies that it believes have higher quality businesses that are undervalued by the market relative to what the Subadviser believes to be their fair value. The Subadviser also looks for one or more catalysts that may help the company realize that fair value.

The Subadviser seeks to identify higher quality companies by focusing on the following attributes:

■	Attractive business fundamentals
■	Financially strong
■	Experienced, motivated company management
■	Exhibit high and/or consistently improving market position, return on invested capital and operating margins

The Subadviser assesses the attractiveness of the valuation of those higher quality companies by analyzing a variety of valuation metrics, such as cash flow return on enterprise value, price-to-earnings, sales and free cash flow ratios, and break-up values, among others. The Subadviser then looks for potential catalysts for the company’s business that could help unlock what the Subadviser believes is the company’s true value, including:

■	Productive use of strong free cash flow
■	Restructuring and/or productivity gains
■	Change in management or control
■	Innovative, competitively superior products
■	Accretive acquisitions or divestitures

The Subadviser may sell a holding if the value potential is realized, if warning signals emerge of fundamental deterioration, or if the valuation is no longer compelling relative to other investment opportunities.

Under normal market conditions, the Fund expects to invest in approximately 35 to 45 companies, with at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of large cap equity securities. The Fund’s 80% investment policy can be changed by the Fund upon 60 days’ advance notice to shareholders. The Fund may invest up to 20% of its total assets in the securities of foreign issuers, including issuers located or doing business in emerging markets.

Investors Should Retain This Supplement For Future Reference

S0523.P.EF

Harbor Domestic Equity Funds Supplement to Prospectus dated March 1, 2012

The following replaces the information under the heading “Portfolio Management” on page 11 of the Prospectus:

Subadviser

Aristotle Capital Management, LLC has subadvised the Fund since May 2012.

Portfolio Managers

Howard Gleicher, CFA, Aristotle Capital Management, LLC

Mr. Gleicher is Chief Executive Officer and Chief Investment Officer of Aristotle Capital Management and has managed the Fund since 2012.

The following supplements the information under the heading “The Subadvisers and Portfolio Managers” on page 21 of the Prospectus:

Harbor Large Cap Value Fund

Aristotle Capital Management, LLC (“Aristotle”) serves as Subadviser to Harbor Large Cap Value Fund. The portfolio manager is primarily responsible for the day-to-day operation of the Fund. Mr. Gleicher has served as the Fund’s portfolio manager since May 2012.

PORTOFLIO MANAGER TITLE	PAST 5 YEARS’ BUSINESS EXPERIENCE
Howard Gleicher, CFA, Chief Executive Officer and Chief Investment Officer	Howard Gleicher heads Aristotle and leads the investment effort. Prior to Aristotle, Howard was co-founder, CEO and Chief Investment Officer at Metropolitan West Capital Management, LLC (1997-2010).

Aristotle is a Delaware limited liability company located at 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 90025 and was founded in 1959 through predecessor entities. Aristotle is majority owned by its employees. As of March 31, 2012, Aristotle had $1.87 billion in assets under management.

May 23, 2012

Investors Should Retain This Supplement For Future Reference

S0523.P.EF

2